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                                                                    Exhibit 10.3






                         AUTOLOGOUS WOUND THERAPY, INC.
                            LONG-TERM INCENTIVE PLAN


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                                TABLE OF CONTENTS
                                  (CONTINUED)

                                                                            PAGE

ARTICLE 1  PURPOSE...........................................................1

1.1.     GENERAL.............................................................1

ARTICLE 2  EFFECTIVE DATE....................................................1

2.1.     EFFECTIVE DATE......................................................1

ARTICLE 3  DEFINITIONS.......................................................1

3.1.     DEFINITIONS.........................................................1

ARTICLE 4  ADMINISTRATION....................................................4

4.1.     COMPENSATION COMMITTEE..............................................4

4.2.     ACTION BY THE COMPENSATION COMMITTEE................................4

4.3.     AUTHORITY OF COMPENSATION COMMITTEE.................................5

4.4.     NON-U.S. PARTICIPANTS...............................................6

4.5.     DECISIONS BINDING...................................................6

ARTICLE 5  SHARES SUBJECT TO THE PLAN........................................6

5.1.     NUMBER OF SHARES....................................................6

5.2.     LAPSED OR FORFEITED AWARDS..........................................6

5.3.     STOCK DISTRIBUTED...................................................6

5.4.     LIMITATION ON AWARDS................................................6

ARTICLE 6  ELIGIBILITY.......................................................7

6.1.     GENERAL.............................................................7

ARTICLE 7  STOCK OPTIONS.....................................................7

7.1.     GENERAL.............................................................7

7.2.     INCENTIVE STOCK OPTIONS.............................................8

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                                TABLE OF CONTENTS
                                  (CONTINUED)

                                                                            PAGE

ARTICLE 8  STOCK APPRECIATION RIGHTS........................................10

8.1.     GRANT OF SARs......................................................10

8.2.     VESTING OF BENEFITS................................................10

8.3.     OTHER TERMS........................................................11

ARTICLE 9  PERFORMANCE UNITS................................................11

9.1.     GRANT OF PERFORMANCE UNITS.........................................11

9.2.     RIGHT TO PAYMENT...................................................11

9.3.     OTHER TERMS........................................................11

ARTICLE 10  RESTRICTED STOCK AWARDS.........................................11

10.1.    GRANT OF RESTRICTED STOCK..........................................11

10.2.    ISSUANCE AND RESTRICTIONS..........................................11

10.3.    FORFEITURE.........................................................12

10.4.    CERTIFICATES FOR RESTRICTED STOCK..................................12

ARTICLE 11  PHANTOM STOCK AWARDS............................................12

11.1.    GRANT OF PHANTOM STOCK.............................................12

11.2.    ISSUANCE AND RESTRICTIONS..........................................12

11.3.    PAYMENT OF BENEFITS................................................12

11.4.    FORFEITURE.........................................................12

11.5.    OTHER TERMS........................................................13

ARTICLE 12  DIVIDEND EQUIVALENTS............................................13

12.1.    GRANT OF DIVIDEND EQUIVALENTS......................................13

ARTICLE 13  OTHER STOCK-BASED AWARDS........................................13

13.1.    GRANT OF OTHER STOCK-BASED AWARDS..................................13

                                      -ii-
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                                TABLE OF CONTENTS
                                  (CONTINUED)

                                                                            PAGE

ARTICLE 14  PROVISIONS APPLICABLE TO AWARDS.................................13

14.1.    STAND-ALONE, TANDEM, AND SUBSTITUTE AWARDS.........................13

14.2.    EXCHANGE PROVISIONS................................................14

14.3.    LIMITS ON TRANSFER.................................................14

14.4.    BENEFICIARIES......................................................14

14.5.    STOCK CERTIFICATES.................................................14

14.6.    ACCELERATION UPON DEATH, DISABILITY OR RETIREMENT..................14

14.7.    TERMINATION OF EMPLOYMENT..........................................14

14.8.    FORFEITURE/RESCISSION OF AWARDS; RESTRICTIVE COVENANTS.............15

ARTICLE 15  CHANGES IN CAPITAL STRUCTURE....................................16

15.1.    GENERAL............................................................16

ARTICLE 16  AMENDMENT, MODIFICATION AND TERMINATION.........................16

16.1.    AMENDMENT, MODIFICATION AND TERMINATION............................16

16.2.    AWARDS PREVIOUSLY GRANTED..........................................16

ARTICLE 17  GENERAL PROVISIONS..............................................17

17.1.    NO RIGHTS TO AWARDS................................................17

17.2.    NO SHAREHOLDER RIGHTS..............................................17

17.3.    WITHHOLDINGS.......................................................17

17.4.    NO RIGHT TO CONTINUED SERVICE......................................17

l7.5.    UNFUNDED STATUS OF AWARDS..........................................17

17.6.    INDEMNIFICATION....................................................17

17.7.    RELATIONSHIP TO OTHER BENEFITS.....................................18

17.8.    EXPENSES...........................................................18

17.9.    TITLES AND HEADINGS................................................18

17.10.   GENDER AND NUMBER..................................................18

17.11.   FRACTIONAL SHARES..................................................18

17.12.   GOVERNMENT AND OTHER REGULATIONS...................................18

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                                TABLE OF CONTENTS
                                  (CONTINUED)

                                                                            PAGE

17.13.   GOVERNING LAW......................................................18

17.14.   SEVERABILITY.......................................................18

17.15.   ADDITIONAL PROVISIONS..............................................19




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                         AUTOLOGOUS WOUND THERAPY, INC.
                            LONG-TERM INCENTIVE PLAN

                                    ARTICLE 1
                                     PURPOSE

     1.1 GENERAL. The purpose of the Autologous Wound Therapy, Inc. Long-Term Incentive Plan (the "Plan") is to promote the success, and enhance the value, of Autologous Wound Therapy, Inc. (the "Company"), and its related companies by linking the personal interests of the employees, officers, consultants, independent contractors, advisors and directors of the Company and its related companies to those of Company shareholders and by providing such persons with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of employees, officers, consultants, independent contractors, advisors and directors upon whose judgment, interest, and special effort the successful conduct of the Company's operation is largely dependent. Accordingly, the Plan permits the grant of incentive awards from time to time to selected employees, officers, consultants, independent contractors, advisors and directors. Notwithstanding the foregoing, to the extent necessary to preserve any exemption under applicable state blue sky laws, a person who is not an employee of the Company or its related companies will be ineligible to receive Awards under the Plan until such time, if any, as the Stock shall be traded on a national securities exchange or on the Nasdaq National Market.

                                    ARTICLE 2
                                 EFFECTIVE DATE

     2.1 EFFECTIVE DATE. The Plan shall be effective as of the date upon which it shall be approved by the Board (the "Effective Date"). However, the Plan shall be submitted to the shareholders of the Company for approval within 12 months of the Board's approval thereof. No Incentive Stock Options granted under the Plan may be exercised prior to approval of the Plan by the Company's shareholders, and if the Company's shareholders fail to approve the Plan within 12 months of the Board's approval thereof, any Incentive Stock Options previously granted hereunder shall be automatically converted to Non-Qualified Stock Options without any further act.

                                    ARTICLE 3
                                   DEFINITIONS

     3.1 DEFINITIONS. When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section or in Section 1.1 unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

         (a) "Award" means any Option, Stock Appreciation Right, Restricted Stock Award, Phantom Stock Award, Performance Unit Award, Dividend Equivalent Award, or Other Stock-Based Award, or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

         (b) "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award.

         (c) "Board" means the Board of Directors of the Company.

         (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         (e) "Compensation Committee" means the Compensation Committee of the Board described in Article 4.

         (f) "Company" means Autologous Wound Therapy, Inc., a Delaware corporation.

         (g) "Disability" means a "permanent and total disability" as defined in Code Section 22(e)(3).

         (h) "Dividend Equivalent" means a right granted to a Participant under
     Article 12 of the Plan.

         (i) "Fair Market Value", on any date, means (i) if the Stock is listed on a national securities exchange or is traded over the Nasdaq National Market, the closing sales price on such exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a national securities exchange or traded over the Nasdaq National Market, the fair market value shall be as determined by an independent appraiser selected by the Compensation Committee from time to time or as determined in good faith by the Compensation Committee in its sole discretion.

         (j) "Incentive Stock Option" means an Option that is intended to meet the requirements of Code Section 422 or any successor provision thereto.

         (k) "Non-Qualified Stock Option" means an Option that is not an Incentive Stock Option.

         (l) "Option" means a right granted to a Participant under Article 7 of the Plan.

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         (m) "Other Stock-Based Award" means a right, granted to a Participant under Article 13 of the Plan.

         (n) "Parent" means a corporation or other entity which owns or beneficially owns a majority of the outstanding voting stock or voting power of the Company. For Incentive Stock Options, "Parent" means a "parent corporation" of the Company as defined in Code Section 424(e).

         (o) "Participant" means a person who, as an employee, officer, consultant, independent contractor, advisor or director of the Company, a Parent or any Subsidiary, has been granted an Award under the Plan.

         (p) "Performance Unit" means a right granted to a Participant under
     Article 9 of the Plan.

         (q) "Phantom Stock" means a right granted to a Participant under
     Article 11 of the Plan.

         (r) "Plan" means the Autologous Wound Therapy, Inc. Long-Term Incentive Plan.

         (s) "Restricted Stock" means Stock granted to a Participant under
     Article 10 of the Plan.

         (t) "Retirement" means a Participant's termination of employment after attaining age 65.

         (u) "Stock" means the common stock of the Company, and such other securities of the Company as may be substituted for Stock pursuant to
     Article 15.

         (v) "Stock Appreciation Right" or "SAR" means a right granted to a Participant under Article 8 of the Plan.

         (w) "Subsidiary" means any corporation, limited liability company, partnership or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company. For Incentive Stock Options, "Subsidiary" means a "subsidiary corporation" of the Company as defined in Code Section 424(f).

         (x) "Termination Date" means the effective date of the termination of a Participant's employment or consultation period with the Company, a Parent or any Subsidiary, whether by reason of death, Disability, Retirement, resignation, or termination with or without cause.

         (y) "Vesting" or "Vested Awards" means the percentage of an Award that a Participant shall be entitled to retain upon the Participant's Termination Date. Unless otherwise provided in an Award Agreement or except as otherwise provided in the Plan, all Awards granted under the Plan shall be subject to the following vesting schedule, as measured from the date an Award is granted:

         Period of Employment/Consultancy                   Vested Percentage
         --------------------------------                   -----------------

         Less than One Year                                       0%
         At Least One Year but Less than Two Years               33%
         At Least Two Years but Less than Three Years            66%
         Three or More Years                                    100%

     Any Awards that are not vested as of the Participant's Termination Date shall be forfeited by the Participant unless otherwise specifically set forth herein.

         (z) "1933 Act" means the Securities Act of 1933, as amended from time to time.

         (aa) "1934 Act" means the Securities Exchange Act of 1934, as amended from time to time.

                                    ARTICLE 4
                                 ADMINISTRATION

     4.1 COMPENSATION COMMITTEE. The Plan shall be administered by the Compensation Committee of the Board or, at the discretion of the Board from time to time, by the Board. The Compensation Committee shall consist of three or more members of the Board. The members of the Compensation Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board. During any time that the Board is acting as administrator of the Plan, it shall have all the powers of the Compensation Committee hereunder, and any reference herein to the Compensation Committee (other than in this Section 4.1) shall include the Board.

     4.2 ACTION BY THE COMPENSATION COMMITTEE. For purposes of administering the Plan, the following rules of procedure shall govern the Compensation Committee. A majority of the Compensation Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and acts approved unanimously in writing by the members of the Compensation Committee in lieu of a meeting, shall be deemed the acts of the Compensation Committee. Each member of the Compensation Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Parent or Subsidiary, the Company's independent certified public accountants, or any executive

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compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

     4.3 AUTHORITY OF COMPENSATION COMMITTEE. The Compensation Committee has the exclusive power, authority and discretion to:

         (a) Designate Participants;

         (b) Determine the type or types of Awards to be granted to each Participant;

         (c) Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

         (d) Determine the terms and conditions of any Award granted under the Plan, including but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Compensation Committee in its sole discretion determines;

         (e) Accelerate the vesting or lapse of restrictions of any outstanding Award, based in each case on such considerations as the Compensation Committee in its sole discretion determines;

         (f) Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

         (g) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

         (h) Decide all other matters that must be determined in connection with an Award;

         (i) Establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

         (j) Make all other decisions and determinations that may be required under the Plan or as the Compensation Committee deems necessary or advisable to administer the Plan; and

         (k) Amend any Award Agreement as provided herein.

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     4.4 NON-U.S. PARTICIPANTS. Notwithstanding anything in the Plan to the contrary, with respect to any Participant who is resident outside of the United States, the Compensation Committee may, in its sole discretion, amend the terms of the Plan in order to conform such terms with the requirements of local law or to meet the objectives of the Plan. The Compensation Committee may, where appropriate, establish one or more sub-plans for this purpose.

     4.5 DECISIONS BINDING. The Compensation Committee's interpretation of the Plan, any Awards granted under the Plan, any Award Agreement and all decisions and determinations by the Compensation Committee with respect to the Plan are final, binding, and conclusive with respect to all parties.

                                    ARTICLE 5
                           SHARES SUBJECT TO THE PLAN

     5.1 NUMBER OF SHARES. The Company shall make Awards available representing up to fifteen percent (15%) of the fully diluted common stock of the Company as of the Effective Date. Not more than 15% of the total authorized shares may be granted as Awards of Restricted Stock or unrestricted Stock Awards.

     5.2 LAPSED OR FORFEITED AWARDS. To the extent that an Award is canceled, forfeited, terminates, expires or lapses for any reason, any shares of Stock subject to the Award will again be available for the grant of an Award under the Plan and shares subject to SARs or other Awards settled in cash will be available for the grant of an Award under the Plan.

     5.3 STOCK DISTRIBUTED. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

     5.4 LIMITATION ON AWARDS.

         (a) OPTIONS AND SARS. The maximum number of shares of Stock that may be covered by Options and/or SARs granted to any one individual during any one calendar year under the Plan shall be 1,000,000.

         (b) INCENTIVE STOCK OPTIONS. The maximum number of shares of Stock that may be issued under Incentive Stock Options granted under the Plan shall be 1,000,000.

         (c) OTHER AWARDS. The maximum fair market value (measured as of the date of grant) of any Awards other than Options and SARs that may be received by a Participant (less any consideration paid by the Participant for such Award) during any one calendar year under the Plan shall be $1,000,000.

                                    ARTICLE 6
                                   ELIGIBILITY

     6.1 GENERAL. Awards may be granted only to individuals who are employees, officers, consultants, independent contractors, advisors, affiliates or directors of the Company, a Parent or a Subsidiary; provided, to the extent necessary to preserve any exemption under applicable state blue sky laws, a person who is not an employee of the Company, a Parent or a Subsidiary will be ineligible to receive Awards under the Plan until such time, if any, as the Company's common stock shall be traded on a national securities exchange or on the Nasdaq National Market.

                                    ARTICLE 7
                                  STOCK OPTIONS

     7.1 GENERAL. The Compensation Committee is authorized to grant Options on the following terms and conditions:

         (a) TYPE OF OPTION. The Compensation Committee may grant Nonqualified Stock Option and/or, subject to the specific requirements of Section 7.2 below, Incentive Stock Options.

         (b) EVIDENCE OF GRANT. All Options shall be evidenced by a written Award Agreement between the Company and the Participant. The Award Agreement shall include such provisions, not inconsistent with the Plan, as may be specified by the Compensation Committee.

         (c) EXERCISE PRICE. Subject to Section 7.2(a), the exercise price per share of Stock under an Option shall be determined by the Compensation Committee.

         (d) TIME AND CONDITIONS OF EXERCISE. The Compensation Committee shall determine the time or times at which an Option may be exercised in whole or in part. The Compensation Committee also shall determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised. The Compensation Committee may waive any exercise provisions at any time in whole or in part based upon factors as the Compensation Committee may determine in its sole discretion so that the Option becomes exerciseable at an earlier date.

         (e) PAYMENT. The Compensation Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, shares of Stock, or other property (including "cashless exercise" arrangements), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants; provided, if shares of Stock surrendered in payment of the exercise price were themselves acquired otherwise than on the open market, such shares shall have been held by the Participant for at least six months.

         (f) EXPIRATION OF OPTION. An Option shall expire on the earliest of the following dates:

             (1) The expiration date set forth in the Award Agreement accompanying such Options.

             (2) If the Participant terminates his employment or consultancy for any reason other than as provided in paragraph (3) or (4) below, three months after the Participant's Termination Date; provided, if the Participant's employment or consultancy is terminated for cause by the Company, a Parent or a Subsidiary, or by the Participant without the consent of the Company, a Parent or a Subsidiary, the Option shall (to the extent not previously exercised) expire immediately.

             (3) If the Participant terminates his employment or consultancy by reason of Disability, one year after the Participant's Termination Date.

             (4) If the Participant dies while employed or engaged as a consultant by the Company, a Parent or Subsidiary, or during the three-month period described in paragraph (2) or during the one-year period described in paragraph (3) and before the Option otherwise expires, one year after the Participant's death. Upon the Participant's death, any exercisable Options may be exercised by the Participant's beneficiary, determined in accordance with Section 14.6.

     Unless the exercisability of an Option is accelerated as provided in
     Article 14, a Participant may exercise an Option after his Termination Date only with respect to the shares that were otherwise vested on the Participant's Termination Date.

     7.2 INCENTIVE STOCK OPTIONS. In addition to the foregoing rules, any Incentive Stock Options granted under the Plan shall comply with the following additional rules:

         (a) EXERCISE PRICE. The exercise price per share of Stock for any Incentive Stock Option shall not be less than the Fair Market Value of a share of Stock as of the date of the grant.

         (b) TERM. An Incentive Stock Option shall be exercisable for no longer than ten (10) years from the date of its grant.

         (c) EXPIRATION OF INCENTIVE STOCK OPTION. An Incentive Stock Option shall expire on the earliest of the following dates; provided, the Compensation

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     Committee may, prior to the expiration of the Incentive Stock Option under the circumstances described in paragraphs (3), (4) and (5) below, provide in writing that the Option will extend until a later date, but if the Option is exercised after the dates specified in paragraphs (3), (4) and
     (5) below, it will automatically become a Non-Qualified Stock Option:

             (1) The option expiration date set forth in the Award Agreement accompanying such Incentive Stock Option.

             (2) Ten (10) years after the date of grant, unless an earlier time is set in the Award Agreement.

             (3) If the Participant terminates his employment for any reason other than as provided in paragraph (4) or (5) below, three months after the Participant's Termination Date; provided, if the Participant's employment is terminated for cause by the Company, a Parent or a Subsidiary, or by the Participant without the consent of the Company, a Parent or a Subsidiary, the Incentive Stock Option shall (to the extent not previously exercised) expire immediately.

             (4) If the Participant terminates his employment by reason of Disability, one year after the Participant's Termination Date.

             (5) If the Participant dies while employed by the Company, a Parent or a Subsidiary, or during the three-month period described in paragraph (3) or during the one-year period described in paragraph (4) and before the Option otherwise expires, one year after the Participant's death. Upon the Participant's death, any exercisable Incentive Stock Options may be exercised by the Participant's beneficiary, determined in accordance with Section 14.6.

     Unless the exercisability of the Incentive Stock Option is accelerated as provided in Article 14, a Participant may exercise an Incentive Stock Option after his Termination Date only with respect to the shares that were otherwise vested on the Participant's Termination Date.

         (d) DOLLAR LIMITATION. To the extent that the aggregate Fair Market Value of (i) the shares of Stock with respect to Incentive Stock Options, plus (ii) the shares of stock of the Company, a Parent or any Subsidiary with respect to which other incentive stock options are first exercisable by a Participant during any calendar year under all plans of the Company and any Parent and Subsidiary exceeds $100,000, such Incentive Stock Options shall be treated as Nonqualified Stock Options. For purposes of the preceding sentence, the Fair Market Value of the shares of Stock shall be determined as of the time the Option or other incentive stock option is granted.

         (e) TEN PERCENT OWNERS. An Incentive Stock Option shall not be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, unless the exercise price per share is at least 110% of the Fair Market Value per share of Stock at the date of grant, and the Option expires no later than five years after the date of grant.

         (f) GRANT OF INCENTIVE STOCK OPTIONS. No Incentive Stock Options may be granted pursuant to the Plan after the day immediately prior to the tenth anniversary of the Effective Date.

         (g) RIGHT TO EXERCISE. During a Participant's lifetime, an Incentive Stock Option may be exercised only by the Participant or, in the case of the Participant's Disability, by the Participant's guardian or legal representative.

         (h) NON-EMPLOYEES. An Incentive Stock Option may not granted to any non-employee of the Company, a Parent or a Subsidiary.

                                    ARTICLE 8
                            STOCK APPRECIATION RIGHTS

     8.1 GRANT OF SARs. The Compensation Committee is authorized to grant SARs on such terms and conditions as may be selected by the Compensation Committee. Upon the exercise of an SAR, the Participant to whom the SAR is granted will have the right to receive the excess, if any, of:

             (1) The Fair Market Value of one share of Stock on the date of exercise; over

             (2) The grant price of the SAR as established by the Compensation Committee.

In the case of termination of employment or consultancy by the Company, a Parent or a Subsidiary (whether with or without cause), the value to be paid to the Participant for any vested SARs, shall be the excess, if any, of (a) the Fair Market Value of the Stock as of the date of such termination, over (b) the net book value of the Stock determined in good faith by the Compensation Committee in its sole discretion as of the last day of the month immediately preceding the Termination Date.

     8.2 VESTING OF BENEFITS. A Participant or his beneficiary shall only be entitled to receive payment for vested SARs as of the Termination Date.

     8.3 OTHER TERMS. All awards of SARs shall be evidenced by an Award Agreement. The terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any SAR shall be determined by the Compensation Committee at the time of the grant of the Award and shall be reflected in the Award Agreement.

                                    ARTICLE 9
                                PERFORMANCE UNITS

     9.1 GRANT OF PERFORMANCE UNITS. The Compensation Committee is authorized to grant Performance Units on such terms and conditions as may be selected by the Compensation Committee. The Compensation Committee shall have the complete discretion to determine the number of Performance Units granted to an individual. All Awards of Performance Units shall be evidenced by an Award Agreement.

     9.2 RIGHT TO PAYMENT. A grant of Performance Units gives the Participant rights, valued as determined by the Compensation Committee, and payable to, or exercisable by, the Participant to whom the Performance Units are granted, in whole or in part, as the Compensation Committee shall establish at grant or thereafter. The Compensation Committee shall set performance goals and other terms or conditions to payment of the Performance Units in its sole discretion which, depending on the extent to which they are met, will determine the number and value of Performance Units that will be paid to the Participant.

     9.3 OTHER TERMS. Performance Units may be payable in cash, Stock, or other property, and have such other terms and conditions as determined by the Compensation Committee and reflected in the Award Agreement.

                                   ARTICLE 10
                             RESTRICTED STOCK AWARDS

     10.1 GRANT OF RESTRICTED STOCK. The Compensation Committee is authorized to make Awards of Restricted Stock in such amounts and subject to such terms and conditions as may be selected by the Compensation Committee. All Awards of Restricted Stock shall be evidenced by an Award Agreement.

     10.2 ISSUANCE AND RESTRICTIONS. Any award of Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Compensation Committee may impose in its sole discretion (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Compensation Committee determines at the time of the grant of the Award or thereafter.

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     10.3 FORFEITURE. Except as otherwise determined by the Compensation
Committee at the time of the grant of the Award or thereafter, upon termination of employment during the applicable restriction period or upon failure to satisfy a performance goal during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided, the Compensation Committee may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Compensation Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

     10.4 CERTIFICATES FOR RESTRICTED STOCK. Restricted Stock granted under the Plan may be evidenced in such manner as the Compensation Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

                                   ARTICLE 11
                              PHANTOM STOCK AWARDS

     11.1 GRANT OF PHANTOM STOCK. The Compensation Committee is authorized to make Awards of Phantom Stock in such amounts and subject to such terms and conditions as may be selected by the Compensation Committee. All Awards of Phantom Stock shall be evidenced by an Award Agreement.

     11.2 ISSUANCE AND RESTRICTIONS. Phantom Stock shall be subject to such restrictions on transferability and other restrictions as the Compensation Committee may impose. These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Compensation Committee determines at the time of the grant of the Award or thereafter.

     11.3 PAYMENT OF BENEFITS. Upon the Retirement, Disability, or death of the Participant, there shall be paid to the Participant, or in the event of the Participant's death, to his or her beneficiary or beneficiaries, an amount equal to the Fair Market Value of the Participant's vested Phantom Stock determined as of the last day of the month immediately preceding the Termination Date. In the case of termination of employment by the Company, a Parent or a Subsidiary, the value to be received by the Participant shall be the book value of such vested Phantom Stock Award determined in good faith by the Compensation Committee in its sole discretion as of the last day of the month immediately preceding the Termination Date

     11.4 FORFEITURE. Except as otherwise determined by the Compensation Committee at the time of the grant of the Award or thereafter, upon termination of employment prior to the vesting of any Phantom Stock or upon failure to satisfy a performance goal specified in the Award Agreement during the applicable performance period, Phantom Stock that is not fully vested shall be forfeited; provided, however, the Compensation Committee may provide in any

Award Agreement that restrictions or forfeiture conditions relating to the Phantom Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Compensation Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Phantom Stock.

     11.5 OTHER TERMS. Awards of Phantom Stock may be payable in cash, Stock, or other property, and have such other terms and conditions as determined by the Compensation Committee and reflected in the Award Agreement.

                                   ARTICLE 12
                              DIVIDEND EQUIVALENTS

     12.1 GRANT OF DIVIDEND EQUIVALENTS. The Compensation Committee is authorized to grant Dividend Equivalents subject to such terms and conditions as may be selected by the Compensation Committee. Dividend Equivalents shall entitle the Participant to receive payments equal to dividends with respect to all or a portion of the number of shares of Stock subject to an Award, as determined by the Compensation Committee. The Compensation Committee may provide that Dividend Equivalents be paid when accrued or be deemed to have been reinvested in additional shares of Stock and paid at some future date.

                                   ARTICLE 13
                            OTHER STOCK-BASED AWARDS

     13.1 GRANT OF OTHER STOCK-BASED AWARDS. The Compensation Committee is authorized, subject to limitations under applicable law, to grant such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Stock, as deemed by the Compensation Committee to be consistent with the purposes of the Plan, including without limitation shares of Stock awarded purely as a "bonus" and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Stock, and Awards valued by reference to book value of shares of Stock or the value of securities of or the performance of a Parent or a Subsidiary. The Compensation Committee shall determine the terms and conditions of such Awards.

                                   ARTICLE 14
                         PROVISIONS APPLICABLE TO AWARDS

     14.1 STAND-ALONE, TANDEM, AND SUBSTITUTE AWARDS. Awards granted under the Plan may, in the discretion of the Compensation Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan. If an Award is granted in substitution for another Award, the Compensation Committee may require the surrender of such other Award in consideration of the grant of the new Award. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

     14.2 EXCHANGE PROVISIONS. The Compensation Committee may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Stock, or another Award (subject to Section 15.1), based on the terms and conditions the Compensation Committee determines and communicates to the Participant in writing at the time the offer is made.

     14.3 LIMITS ON TRANSFER. No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company, a Parent or Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company, a Parent or Subsidiary. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution; provided, the Compensation Committee may (but need not) permit other transfers as it determines in its sole discretion.

     14.4 BENEFICIARIES. Notwithstanding Section 14.3, a Participant may, in the manner determined by the Compensation Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Compensation Committee. If no beneficiary has been designated or survives the Participant, payment shall be made to the Participant's estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Compensation Committee.

     14.5 STOCK CERTIFICATES. The issuance of Stock certificates under the Plan shall be subject to and conditioned upon compliance with all applicable securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Compensation Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock.

     14.6 ACCELERATION UPON DEATH, DISABILITY OR RETIREMENT. Notwithstanding any other provision in the Plan or any Participant's Award Agreement to the contrary, upon the Participant's death, Disability or Retirement, all outstanding Awards shall become fully vested.

     14.7 TERMINATION OF EMPLOYMENT. Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Compensation Committee at its discretion and subject to applicable law, and any determination by the Compensation Committee shall be final and conclusive. A termination of employment shall not occur in a circumstance in which a Participant transfers from the Company to a Parent or a Subsidiary, transfers from a Parent or Subsidiary to the Company, or transfers from a Parent or Subsidiary to another Parent or Subsidiary.

     14.8 FORFEITURE/RESCISSION OF AWARDS; RESTRICTIVE COVENANTS.

         (a) FORFEITURE/RESCISSION OF AWARDS. The Compensation Committee may cancel, rescind, suspend, withhold or otherwise limit or restrict any Awards (whether vested or unvested, whether paid or unpaid) at any time, if the Participant is not in full compliance with all applicable provisions of the Plan, the Award Agreement, and any terms and conditions of the Participant's employment (including, without limitation, the provisions of Sections 14.9 (b) and (c) of the Plan) with the Company, a Parent or a Subsidiary. Upon exercise, payment or delivery pursuant to an Award, the Participant shall certify in a manner acceptable to the Company that the Participant is in full compliance with all such provisions. In the event the Participant fails to comply with such provisions, any unexercised or unpaid Awards shall automatically and immediately terminate and be forfeited. In addition, in the event the Participant fails to comply with such provisions prior to, or during the six month period following such exercise, payment or delivery, any Awards granted to the Participant may be rescinded within two years thereafter. In the event of rescission, the Participant shall pay to the Company the amount of any gain realized or payment received in connection with the Award, in such manner and on such terms and conditions as may be required, and the Company, a Parent or a Subsidiary shall be entitled to set-off against the amount of any such Award any amount owed to the Participant by the Company, a Parent or a Subsidiary.

         (b) NON-COMPETITION. As a condition to the receipt of Awards hereunder, each Participant, upon severance of employment with the Company, a Parent or a Subsidiary, shall execute an agreement in writing whereby, in consideration of the receipt of any payment under the Plan, Participant agrees not to engage in any business or practice, either as a shareholder, owner, partner, director, officer, employee, consultant, or otherwise, in competition with the Company, a Parent or any Subsidiary, or otherwise take any action prejudicial to the interests of the Company, a Parent or any Subsidiary, for a period of two (2) years (or such shorter period as provided in the employment agreement for a Participant who is not an officer or director of the Company) following the Participant's Termination Date. For such purposes, a Participant during such protected period shall not engage in soliciting business from any client of the Company, a Parent or any Subsidiary as set forth within such Participant's employment agreement or disclose any "confidential information" to others associated with the business of the Company, a Parent or any Subsidiary. For purposes of this Article 14, confidential information is defined as any information, knowledge or data of the Company the Participant may have received during the course of his employment with the Company, a Parent or any Subsidiary relating to programs, business processes, methods, designs, equipment, materials, procedures, compositions, inventions, financial information

     (including sales figures, projections, or estimates), lists, names, addresses, phone numbers of customers or customer employees, or trade secrets.

         (c) CONFIDENTIALITY. Each Participant, as a condition to being granted Awards hereunder, agrees that the terms of this Plan, the number of Awards awarded to the Participant, the vesting schedule, the Fair Market Value or net book value of any Performance Unit or the underlying Stock of the Company, and any other information regarding the Company, a Parent or any Subsidiary, the results of its operations or other matters shall remain confidential and the Participant shall not disclose any such information without the prior written consent of the Board of Directors. The Participant further acknowledges that the Company deems this Plan and all information regarding the Participants and Awards awarded hereunder to be confidential and proprietary information.

                                   ARTICLE 15
                          CHANGES IN CAPITAL STRUCTURE

     15.1 GENERAL. In the event a stock dividend is declared upon the Stock, the shares of Stock then subject to each Award shall be increased proportionately without any change in the aggregate purchase price therefor. In the event the Stock shall be changed into or exchanged for a different number or class of shares of stock or securities of the Company or of another corporation, whether through reorganization, recapitalization, reclassification, share exchange, stock split-up, combination of shares, merger or consolidation, the authorization limits under Article 5 on the number of Shares shall be adjusted proportionately, and there shall be substituted for each such share of Stock then subject to each Award the number and class of shares into which each outstanding share of Stock shall be so exchanged, all without any change in the aggregate purchase price for the shares then subject to each Award, or, subject to Section 16.2, there shall be made such other equitable adjustment as the Compensation Committee may, in its sole and absolute discretion, approve.

                                   ARTICLE 16
                     AMENDMENT, MODIFICATION AND TERMINATION

     16.1 AMENDMENT, MODIFICATION AND TERMINATION. Subject to the Compensation Committee's ability to amend and modify the Plan as provided herein, the Board may, at any time and from time to time, amend, modify or terminate the Plan without shareholder approval; provided, the Board may condition any amendment or modification on the approval of shareholders of the Company if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws, policies or regulations.

     16.2 AWARDS PREVIOUSLY GRANTED. At any time and from time to time, the Compensation Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, except as otherwise provided in the Plan, the exercise price of any Option may not be reduced and the original term of any Option may not be extended.

                                   ARTICLE 17
                               GENERAL PROVISIONS

     17.1 NO RIGHTS TO AWARDS. No Participant or other individual shall have any claim to be granted any Award under the Plan, and neither the Company nor the Compensation Committee is obligated to treat Participants or other individuals uniformly.

     17.2 NO SHAREHOLDER RIGHTS. No Award shall give the Participant any of the rights of a shareholder of the Company unless and until shares of Stock are in fact issued to such person in connection with such Award.

     17.3 WITHHOLDINGS. The Company or any Parent or Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy the minimum taxes (including the Participant's FICA or Medicare tax obligation) required by law to be withheld with respect to any taxable event arising as a result of the Plan. With respect to withholdings required upon any taxable event under the Plan, the Compensation Committee may, at the time the Award is granted or thereafter, require or permit that any such withholdings requirement be satisfied, in whole or in part, by withholdings from the Award shares of Stock having a Fair Market Value on the date of withholdings equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Compensation Committee may establish.

     17.4 NO RIGHT TO CONTINUED SERVICE. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Parent or Subsidiary to terminate any Participant's employment or status as an officer or director at any time, nor confer upon any Participant any right to continue as an employee, officer, consultant, independent contractor, advisor or director of the Company or any Parent or Subsidiary.

     l7.5 UNFUNDED STATUS OF AWARDS. The Plan is intended to be unfunded and shall not create a trust or a separate fund or funds. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general unsecured creditor of the Company, a Parent or a Subsidiary.

     17.6 INDEMNIFICATION. To the extent allowable under applicable law, each member of the Compensation Committee shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which such member may be a party or in which he may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by such member in satisfaction of judgment in such action, suit, or proceeding against him provided he gives the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

     17.7 RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or any Parent or Subsidiary unless provided otherwise in such other plan.

     17.8 EXPENSES. The expenses of operating and administering the Plan shall be borne by the Company, its Parent and its Subsidiaries.

     17.9 TITLES AND HEADINGS. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

     17.10 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

     17.11 FRACTIONAL SHARES. No fractional shares of Stock shall be issued and the Compensation Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up.

     17.12 GOVERNMENT AND OTHER REGULATIONS. The obligation of the Company to make payment of Awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register under the 1933 Act, or any state securities act, any of the shares of Stock paid under the Plan. The shares paid under the Plan may in certain circumstances be exempt from registration under the 1933 Act, and the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

     17.13 GOVERNING LAW. To the extent not governed by federal law, the Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware.

     17.14 SEVERABILITY. Each provision of the Plan shall be interpreted where possible in a manner necessary to sustain its legality and enforceability. The unenforceability of any provision of the Plan in a specific situation, or the unenforceability of any portion of any provision of the Plan in a specific situation, shall not affect the enforceability of (a) that provision or a portion of such provision in another situation, or (b) the other provisions or portions of provisions of the Plan if such other provisions or the remaining portions could then continue to conform with the purposes of the Plan and the terms and requirements of applicable law. To the extent any provision of the Plan or a portion of such provision is found to be illegal or unenforceable, the Compensation Committee shall be authorized and empowered to reform such deficiency to the extent necessary to make it valid and enforceable under applicable law.

     17.15 ADDITIONAL PROVISIONS. Each Award Agreement may contain such other terms and conditions as the Compensation Committee may determine; provided, such other terms and conditions are not inconsistent with the provisions of this Plan. To the extent any Award Agreement is inconsistent with the terms and conditions of this Plan, the terms and conditions of this Plan shall govern and the Compensation Committee shall be authorized and empowered to correct any defect, omission or inconsistency in any Award Agreement in a manner and to an extent it shall deem necessary or advisable.

                                    * * * * *









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